Exhibit 99.1 PHH Corporation Barclays Capital Global Financial Services Conference George Kilroy, Acting CEO & President September 15, 2009

2 Forward Looking Statements Statements in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “potential,” “may increase,” “may result,” “will result,” “may fluctuate,” “run rate,” “outlook,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Certain factors that could cause actual results, performance or achievements to differ materially from those expressed in such forward-looking statements are described under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors are cautioned not to place undue reliance on any forward-looking statements. Except for our ongoing obligations to disclose material information under the federal securities laws and applicable stock exchange listing standards and unless otherwise required by applicable law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events. Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ended June 30, 2009 (unaudited).

3 PHH — Then and Now • Started in 1946 as fleet management company, acquired mortgage operation in 1984 • Publicly traded on NYSE 1978 — 1997; then again 2005 to present • Today, a leading outsource provider of mortgage & vehicle fleet management services • PHH Corp operates two principal businesses: PHH Vehicles Management Services, LLC (“PHH VMS” or “PHH Arval”) and PHH Mortgage Corporation (“PHH Mortgage”) • One of the top five retail originators of residential mortgages in the U.S.* • Leading fleet management provider in the U.S. and Canada * • PHH Mortgage clients include Realogy and leading financial institutions; PHH Arval clients include nearly one-third of Fortune 500® • Key statistics: • $2.1B in net revenue in 2008; $1.4B for six months ended 6-30-09 • 54.4M shares outstanding as of 6-30-09 • Debt to Tangible Net Worth 4.8:1 as of 6-30-09 • Market capitalization of $1.13B as of 9-9-09 * Inside Mortgage Finance, Copyright 2009 & Automotive Fleet Fact Book June 2009

4 Investment Highlights • Mortgage Outsourcing business • Real estate sales decline showing signs of bottoming • National real estate brands touch 1 in 4 transactions • Relationships with financial advisor networks of top financial institutions as well as national/community banks poised to increase market share as brokers exit the business • Unique loan servicing capabilities create new avenues for growth if banks desire to outsource non-core operations • Fleet business • Low credit risk • Improved contract terms correcting funding mismatch • Award-winning technology and service delivery • Barriers to entry in both businesses • Stock was trading at discount to book value on 9-9-09

5 Fleet Management Services Segment

6 What is Fleet Management? • Clients include governments and major corporations in North America • Fleets typically 100 vehicles or more used in business application and geographically dispersed • Majority of 600,000 vehicles managed are cars and light trucks • Total fleet cost often top 5 indirect spend • PHH manages entire process from vehicle selection through operating life to resale at lease conclusion • PHH manages the cost and risk of fleet expense for clients, does not take vehicle residual risk in 94% of our leases or services • Fees generated on a per month/incident for service and from supplier network • Limited number of strong competitors with significant barriers to enter market • Service levels, innovation, consulting and technology are keys to competitive advantage • PHH considered a leader in the industry

7 Our Experience Our clients: • PHH serves more than 33% of the Fortune 500® • Over 100 PHH clients with tenures exceeding 20 years • 65 members of Client Advisory Board — a feedback mechanism designed to capture candid client feedback • 600,000 vehicles under management Customer satisfaction*: • Client satisfaction: 89% • Driver satisfaction: 97% Key differentiator: • Our unique combination of fleet management capabilities — data and technology blended with the experience and commitment of our people. * Source: PHH Client Survey

8 Fleet Management Services Market Overview • Market Update • Clients continue to right-size fleets, reflecting the economy • Pent-up demand expected to positively impact 2nd half of 2009 new vehicle purchases, as compared to the 1st half of 2009 • Client maintenance spend expected to continue to increase in 2009 • Industry continues to see lease pricing more reflective of lessor’s debt costs • Funding for TALF-eligible assets positively received by our fleet clients • Issues with North American Motor Companies • Emergence from bankruptcy faster than anticipated • Plants beginning to come back online for 2010 model year • Discontinued lines predominantly non-fleet (e.g., Saab, Saturn) • Committed to fleet market

9 Fleet Management Services Segment Priorities • Continue cost management initiatives • Continue to focus on counterparty credit quality & cash flow • Increase level of consulting to key clients • Pursue opportunities for additional outsource services • Sign new accounts looking to outsource • Continue investments in technology Outlook for full year 2009 Fleet segment profit revised upward to $30-$40M due to expected improvement in lease portfolio margins and more rational funding costs.

10 Mortgage Segments

11 Financial Institutions Relocation Real Estate Experience Across Distinct Markets With Mortgage Needs

12 Consumer Points of Entry PHH Competencies Efficient Sourcing Model Leverages PHH Skill and Scale Relocation Relocation Real Estate Real Estate Brokers Brokers Financial Financial Institutions Institutions Face Face-to to-Face Face Wholesale/ Wholesale/ Correspondent Correspondent Teleservices Teleservices Trusted Brands Centers of Influence Internet Internet Sales Strategy Originations Processing Underwriting Closing Secondary Marketing Servicing Cross Selling Technology Compliance Management Over 25,000 Financial Advisors Over 1,900 Bank Branch Offices Over 500 Relocation Coordinators Over 7,000 Real Estate Offices Over 200,000 Real Estate Agents Over 550 Loan Officers 64% 2% 34% Client mix as of June 30, 2009 YTD

13 Both Purchase and Refinance Market Create Opportunities • Market disruption has eliminated many competitors • Real Estate Market appears to be improving and PHH is the only lender endorsed by corporate office of Century21®, Coldwell Banker®, ERA®, Sotheby's International Realty ®, Better Homes & Gardens ® • With a YTD overall capture rate of 7.6% of the Realogy opportunity, there should be significant remaining upside • Loan Servicing model increases capture rate with bank clients • Inbound channel gives bank customers convenient channel to refinance • Banks have Loan Officers that are calling on local real estate offices $1.5 $2.3 $3.8 $5.6 $8.1 $5.8 $8.3 $11.7 $26.0 $25.6 $22.1 $44.5 $59.3 $83.7 $52.6 $48.2 $41.3 $39.5 $33.9 $19.9 67% 37% 35% 31% 33% 34% 58% 52% 44% 25% 41% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Total PHH Originations ($B) Purchase Refinance Refi % June YTD

14 Consistently Delivering On Our Mission PHH Mortgage Mission Statement We promise to treat customers like family, while providing financing for the American dream. The experience will be smooth, easy, and at times fun. We will do this with unequalled passion and expertise. Customer Satisfaction Trend Report: August 2007 to August 2009* * Source: PHH Client Survey 94% 95% 95% 95% 95% 94% 94% 93% 92% 90% 89% 90% 91% 92% 93% 94% 92% 92% 94% 92% 92% 91% 86% 85% 89% 60% 65% 70% 75% 80% 85% 90% 95% 100% A S O N D J F M A M J J A S O N D J F M A M J J A Ex HELOCs

15 Mortgage Production Segment Outlook for 2009 • Given nearly $20B in 1st half of 2009 closings and favorable margin outlook for Q309, we expect strong full year 2009 mortgage production segment profit • Margins remained rational and production continued to favor a more profitable mix of business in Q209 vs. Q208 • More profitable retail first mortgage originations were 85% of closed volume • Loans closed to be sold were 82% of total closed volume • Purchase market showing signs of strength • New client pipeline remains strong • Signed one new PLS client in Q209 • Prospective clients include community/regional banks with national players also assessing our platform • Fannie Mae and MBA are predicting over $2T in industry volumes for 2009 - translates to $35-$40B in originations for PHH for the full year 2009 assuming our current market share

16 Pricing Margin and Volume Weighted-Average Pricing Margin shown above reflects the market price of the loan at the time of interest rate lock commitment relative to our basis including an expected cost of hedging the loan plus any net interest carry to be earned prior to sale as well as any discount points paid by the borrower. Excluded from margin is the base servicing value, borrower paid fees (other than discounts) and the cost of originating the loan. 0 2 4 6 8 10 12 14 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 0 50 100 150 200 250 Loans Closed to be Sold Fee Based Closings Margin on Loans to be Sold Closings ($B) Weighted-Average Pricing Margin (bps)

# Mortgage Production Segment
# Annualized Potential Profitability Sensitivity

**PHH Mortgage**
**Annualized Production Segment Profit Sensitivity**
**Dollars in Millions ($)**

| Price Margin in Bps | 80 | 90 | 100 | 125 | 150 | 175 | 200 |
|---|---|---|---|---|---|---|---|
| **Volume in Billion** | | | | | | | |
| **27** | 0 | 16 | 32 | | | | |
| **32** | 36 | 57 | 78 | 131 | 181 | | |
| **36** | 76 | 101 | 126 | 187 | 249 | 311 | 373 |
| **40** | | | 182 | 253 | 325 | 397 | 469 |
| **44** | | | | 327 | 409 | 491 | 573 |
| **48** | | | | 401 | 493 | 585 | 677 |

*The projected results presented in the matrix above are representative of normalized results of operations for the production segment and assume an annualized volume level and an average margin for that annualized volume. Consistent with a normalized result it assumes there is no mark-to-market adjustments for loans held for sale such as scratch and dent, second lien and jumbo loans. Volumes and margins at any point in time or over a shorter time period may vary materially from those annualized assumptions. Other market factors may result in actual production segment results differing materially from the normalized results presented above.*

*We believe the matrix continues to provide an approximation of the segment profitability, on an annualized basis, utilizing the following basic assumptions: (i) break even for the business is $27B in closings assuming margin of 80 bps; (ii) each additional $1B in closing volume would be expected to generate approximately $8-14M in segment profit at 80 bps; and (iii) loans closed to be sold is assumed at roughly 2/3 of total closings and margins in excess of 80 bps can be applied to the volume of loans closed to be sold. Revenues are recognized throughout the origination process from the interest rate commitment date through the date of sale. Comparison of quarterly periods may be distorted relative to the annualized period presented due to the potential effects of revenue recognition timing.*

*The projected results presented above may vary by the greater of $5 million or 20% in either direction due to factors that impact results in ways that may not be predictable.*

17
PHH

18 Mortgage Servicing Segment • Private label servicing for financial institution clients • Services borrower under partner’s name through life of loan • Positive borrower experience positions client for next mortgage or refinance opportunity • Allows client to maintain cross-sell relationship with borrower • Proven value-add helps convince new potential clients to outsource • Nearly 1M borrower population in portfolio — good opportunity for PHH

19 Superior Servicing Portfolio Performance PHH portfolio compared to MBA Industry Average1 First Lien 60 or more days delinquent Based on prime mortgages only Source: National Delinquency Survey, Mortgage Bankers Association, August 2009 1 PHH Servicing Portfolio Performance is consistently better than the MBA Industry Average. 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 1Q03 2Q0 3 3Q0 3 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q0 6 2Q0 6 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q0 8 1Q0 9 2Q0 9 MBA PHH

20 Mortgage Servicing Segment Outlook • Segment results in the second half of 2009 are expected to be benefited by slowing prepayment rates aligned with slower refinance activity, continuing to be offset by: • Low short-term rates limiting float/escrow earnings opportunity • Additions to credit reserves • Delinquencies driving marginally higher segment operating costs • Expect to continue to create high value, low note rate, MSR • New MSR currently being added is more valuable than current portfolio • Actual prepayment speeds approximately 55% of modeled prepayment speeds during Q209 • MSR value does not include potential revenue opportunities from government sponsored loan modification programs • PHH services loans for close to 1M borrowers which provides significant opportunities for re-financing or next mortgage

21 2nd Half 2009 Mortgage Business Priorities • Continued focus on scalability & flexibility of capacity to generate consistent profitability across business cycles • Development of additional market leading tools for key influencers of mortgage selection • Growth from current client relationships • Sign new outsourcing clients • Pursue loan modification opportunities • Expand sub-servicing (fee for service) product offerings and marketing

22 Business Opportunities

23 Taking Advantage of Business Opportunities • Our markets have experienced dramatic change • We are evaluating industry dynamics, future trends and customer needs • To best leverage our competitive advantages • To elevate the growth trajectory at both Fleet and Mortgage • To increase our leadership position in both businesses • To drive “best in class” results • Will choose and aggressively pursue more opportunities that lead to growing shareholder value • Positive 2009 trends • For balance of 2009, our focus will be on: • Capitalizing on market trends • Driving process and cost efficiencies • Delivering high quality customer service at best-in-class cost • Executing on funding plans to support business development efforts • Continuing to add new mortgage and fleet clients • Bringing fleet pricing in line with market rates • Delivering consistent returns across business cycles